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Exhibit 24.2

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person, each of whom is a director and officer of the Registrant identified below, which Registrants are filing this Post-Effective Amendment No. 2 Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned

SIGNATURE	TITLE	DATE

/s/ Robert H. Baldwin Robert H. Baldwin	Chief Executive Officer of the Crystals at CityCenter Management, LLC (Principal Executive Officer)	December 6, 2012
/s/ John M. McManus John M. McManus	Director of Galleon	December 6, 2012
/s/ Blair Stanert Blair Stanert	Vice President and Chief Financial Officer of MGM Resorts International Design (Principal Financial Officer and Principal Accounting Officer)	December 6, 2012
/s/ Randy Morton Randy Morton	President of MRGS, LLC (Principal Executive Officer)	December 6, 2012

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  Exhibit 24.2
POWER OF ATTORNEY